EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Nazareth A. Festekjian, Marwan A. Marshi, Philip
U. Tremmel, Thomas W. Jasper, Timothy Beaulac and Matthew Mayers his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Structured Products Corp. (the "Company")) to sign to the Registration Statement on Form S-3, as filed by the Company on or about June 18, 1998, any or all amendments (including pre-effective and post-effective amendments) thereto, any registration statement for the same officer that is to be effective upon filing per Rule 462(b) under the Securities Act of 1933 and other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in person, hereby ratifying and confirming said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    SIGNATURE                                      TITLE                                   DATE

 /s/ Thomas W. Jasper                  Director and Treasurer and Finance             June 10,1998
--------------------------             Officer (Principal Financial and
Thomas W. Jasper                       Accounting Officer)

 /s/ Martin J. Gruber                  Director                                       June 17,1998
--------------------------
Martin J. Gruber

/s/ Nathanial H. Leff                  Director                                       June 17,1998
--------------------------
Nathanial H. Leff

 /s/ Marcey Engel.                     Director                                       June 10,1998
--------------------------
Marcey Engel

 /s/ Timothy Beaulac                   President (Principal Executive                 June 9,1998
--------------------------
Timothy Beaulac                        Officer)